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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 9 2001, included in this Form 10-K, into Gables Residential Trust's previously filed Registration Statements on Form S-8 (File No. 333-00618, 33-83054, 333-27177, 333-37190, 333-56334) and Form S-3 (File Nos.
33-89000, 333-40, 333-13651, 333-30093, 333-41999, 333-68359, 333-75999,
333-78389, 333-52306, and 333-46004).



/s/ Arthur Andersen LLP

Atlanta, Georgia
March 26, 2001